Exhibit 99.1
 INVESTOR & ANALYST DAYJune 22, 2022

 Forward-Looking Statements   Welcome  This presentation contains statements, including information about future financial performance and market conditions, accompanied by phrases such as “believes,” “estimates,” “expects,” “plans,” “anticipates,” “intends,” “projected,” and other similar “forward-looking” statements, as defined in the Private Securities Litigation Reform Act of 1995. Modine's actual results, performance or achievements may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including, but not limited to those described under “Risk Factors” in Item 1A of Part I of the Company's Annual Report on Form 10-K for the year ended March 31, 2022 and under Forward-Looking Statements in Item 7 of Part II of that same report. Other risks and uncertainties include, but are not limited to, the following: the impact of the COVID-19 pandemic on the national and global economy, our business, suppliers, customers, and employees; the overall health and pricing focus of Modine’s customers; our ability to successfully execute our strategic and operational plans, including applying 80/20 principles to our business; our ability to effectively and efficiently modify our cost structure in response to sales volume increases or decreases and complete restructuring activities and realize benefits thereon; our ability to comply with the financial covenants in our credit agreements and to fund our global liquidity requirements efficiently; operational inefficiencies as a result of program launches, unexpected volume increases or decreases, and product transfers; economic, social and political conditions, changes and challenges in the markets where Modine operates and competes, including foreign currency exchange rate fluctuations, inflation, tariffs and sanctions (and potential trade war impacts resulting from tariffs, sanctions or retaliatory actions), supply chain disruptions and supplier constraints, including semiconductor shortages and logistic and transportation challenges, changes in interest rates or tightening of the credit markets, recession, restrictions associated with importing and exporting and foreign ownership, public health crises, and the general uncertainties about the impact of regulatory and/or policy changes, including those related to tax and trade, the COVID-19 pandemic, the military conflict in Ukraine and other matters, that have been or may be implemented in the U.S. or abroad; the impact on Modine of any significant increases in commodity prices, particularly aluminum, copper, steel and stainless steel (nickel) and other purchased components and related costs, and our ability to adjust product pricing in response to any such increases; the nature of and Modine’s significant exposure to the vehicular industry and the dependence of this industry on the health of the economy; Modine’s ability to recruit and maintain talent in managerial, leadership, operational and administrative functions; Modine’s ability to protect its proprietary information and intellectual property from theft or attack; the impact of any substantial disruption or material breach of our information technology systems; costs and other effects of environmental investigation, remediation or litigation; and other risks and uncertainties identified by the Company in public filings with the U.S. Securities and Exchange Commission. Forward-looking statements are as of the date of this presentation, and the Company does not assume any obligation to update any forward-looking statements.

 Agenda and Presenters   WELCOME  Unlocking Value in Modine Neil Brinker  Performance Technologies Adrian I. Peace   Air-Cooled Applications    Liquid-Cooled Applications    Advanced Solutions  Break  Climate Solutions Eric McGinnis   Heat Transfer Products   HVAC & Refrigeration   Data Centers  Financial Review Mick Lucareli  The Road Ahead Neil Brinker  Q&A Panel  Neil Brinker  President & CEO  Mick Lucareli  EVP & CFO  Eric McGinnis  President- Climate Solutions  Adrian I. Peace  President- Performance Technologies

 Unlocking Value: Transforming for A sustainable futureNeil Brinkerpresident and CEo

 Introduction  Introduction

 Financial Objectives  introduction  Revenue: $2.1B  EBITDA Margin: 7.7%  Revenue: 6-8% CAGR  EBITDA Margin: 10-12%  Revenue: 8-10% CAGR  EBITDA Margin: 13-15%  FY2022  FY2023-24  FY2025-27  See appendix for Non-GAAP reconciliations.

 OUR JOURNEY

 Over 100 Years of Thermal Solutions Knowhow  OUR JOURNEY  1916:A.B. Modine founds Modine Manufacturing Company  1928:Becomes public and lists on the Chicago Stock Exchange  1984:Stock transfers to NASDAQ  1985:Establishes JV’s in Germany, Mexico, Brazil and Singapore  1993:Acquires Längerer and Reich (Modine EU)  1998:Achieves sales of over $1 billion  2004:Lists on New York Stock Exchange  2005:Acquires Airedale  2016:Acquires Luvata  2021:Launches 80/20 and begins transformation

 36 Manufacturing facilities in 14 countries*     Americas: 13  Europe: 16  Asia: 7  11,100 Employees  Our Journey  Modine at a Glance  FY2022 Adjusted EBITDA  $158.8 Million  FY2022 Sales  $2.1 Billion  Revenue percentages are estimates. Recast segment information will be provided with Q1 FY2023 results. See appendix for Non-GAAP reconciliations.      * Excludes coatings facilities.

 TRANSFORMATIONAL STRATEGY

 Strategy to Unlock Value   Transformational strategy  PERFORM  and Deliver  FOCUS THE ORGANIZATION  Make 80/20 a core part of our DNA  Build a high-performance organization  Simplify and segment the business  PERFORM AND DELIVER  Launch the Modine Business Cycle  Maximize share of target markets  Simplify and improve operating margins  ACCELERATE PROFITABLE GROWTH  Shift to systems solutions versus components  Promote geographic expansion  Pursue opportunistic M&A  Expand Margin Profile and Build Growth Engine

 FOCUS THE ORGANIZATION

 Make 80/20 a Core Part of our DNA  Transformational strategy  80/20 is the governing philosophy for everything we do. It is a systematic way of:   Examining the business   Focusing resources   Prioritizing best returning opportunities  FOCUS THE ORGANIZATION

 Build a High-Performance Organization  Transformational strategy  Global Industrial Leadership  80/20 Experience  Business Transformation  Strategic Planning  Business Development  Operational Turnaround  Commercial Excellence  Convert from a large functional organization to a decentralized, market-based structure with unique and specific strategies  FOCUS THE ORGANIZATION

 Simplify and Segment the Business  Transformational STRATEGY  PERFORMANCE TECHNOLOGIES  CLIMATE SOLUTIONS  Air-Cooled  Applications  Liquid-Cooled  Applications  Advanced   Solutions  Heat Transfer  Products  HVAC &   Refrigeration  Data  Centers  Air-cooled heat exchangers for vehicular, stationary power, and industrial applications  Liquid-cooled heat exchangers for engine, stationary power, and industrial applications  Factory-applied and aftermarket coatings, and thermal systems and components for electric vehicles  Heat exchangers for HVAC & refrigeration applications  Heating products, indoor air quality (IAQ), refrigeration, & industrial coolers  Data center cooling systems, chillers, air handlers, maintenance & service  FOCUS THE ORGANIZATION

 PERFORM   AND DELIVER

 TRANSFORMATIONAL STRATEGY  PERFORM AND DELIVER

 Maximize Share of Targeted Markets  TRANSFORMATIONAL STRATEGY  Data Centers  HVAC & R  Advanced Solutions  Focus on growing in existing products and markets with a proven market position and right to win  Systems over components  Leverage global footprint and channels  New product development  Pursue acquisitions in targeted markets  PERFORM AND DELIVER

 Simplify and Improve Operating Margins  Transformational strategy  Focus on product simplification and margin improvement over revenue growth  Establish value-based pricing and rationalize product lines and manufacturing operations across Air-Cooled Applications  Lower cost structure to improve profit margins in Liquid-Cooled Applications, including recently announced restructuring actions  Reduce the number of Heat Transfer Product SKUs, implement product and customer filters, and price strategically to improve margins   Liquid-Cooled   Applications  Air-Cooled   Applications  Heat Transfer Products  PERFORM AND DELIVER

 ACCELERATE  PROFITABLE  GROWTH

 Shift to Systems Solutions versus Components  TRANSFORMATIONAL STRATEGY  System Design & Software  Diagnostics, maintenance, telematics  Thermal Systems & Controls  Battery thermal management system, electronic cooling package, data center cooling, indoor air quality  Essential Products  Heating products, coolers, & coatings  Components  Air and liquid-cooled heat exchangers  Engineering   Services  Smart   Systems  Essential   Products  Components  Higher Margin  ACCELERATE PROFITABLE GROWTH  Shift capital to businesses that were previously under resourced  Take advantage of mega trends and growth drivers  Evolve and add products to the portfolio to broaden customer offerings

 Promote Geographic Expansion  Transformational strategy  Expanding the data center business from the UK to North America  Expand Heating, IAQ and EV Systems from North America to EMEA  Supporting growth through geographic expansion AND repurposing existing infrastructure  ACCELERATE PROFITABLE GROWTH

 Pursue Opportunistic M&A  Transformational strategy  Niche Products  Products that complement portfolio or fill product gaps  One or two steps adjacent  New Geographies  Targets that facilitate the expansion to new geographies  Systems-Based Projects  Products or technologiesthat support the move from components to systems and service  Improved Manufacturing Scale  Expand scale of existing campus  Facilitate dedicated manufacturing by vertical  ACCELERATE PROFITABLE GROWTH

 CONCLUSION

 Investment Highlights  Transformational strategy  Engineering   a Cleaner, Healthier World™  Building on over 100 years of excellence in thermal management  100+ year legacy in thermal management  Products & solutions that help improve our environment  Strategic plans in place  New leadership team   fully aligned  80/20 as a tool to  unlock value  Significant opportunity for margin improvement  conclusion

 Financial Objectives  Transformational strategy  Revenue: $2.1B  EBITDA Margin: 7.7%  Revenue: 6-8% CAGR  EBITDA Margin: 10-12%  Revenue: 8-10% CAGR  EBITDA Margin: 13-15%  FY2022  FY2023-24  FY2025-27  conclusion  See appendix for Non-GAAP reconciliations.

 PERFORMANCE  TECHNOLOGIES

 Performance Technologies brings value to our customers by enhancing the performance of their systems through technologies and services. From enhanced fuel efficiency and durability to improved battery safety and prolonged life of components in harsh environments, these technologies help facilitate an overall cleaner, healthier world.  PERFORMANCE TECHNOLOGIES   Revenue percentages are estimates.   Recast segment information will be provided with Q1 FY2023 results.  PERFORMANCE TECHNOLOGIES  PERFORMANCE TECHNOLOGIES  PERFORMANCE TECHNOLOGIES  Air-Cooled  Applications  Liquid-Cooled  Applications  Advanced   Solutions  Air-cooled heat exchangers for vehicular, stationary power, and industrial applications  Liquid-cooled heat exchangers for engine, stationary power, and industrial applications  Factory-applied and aftermarket coatings, and thermal systems and components for electric vehicles

 Growth Drivers  PERFORMANCE TECHNOLOGIES  ENERGY EFFICIENCY  RAPID URBANIZATION  CLIMATE CHANGE  POPULATION GROWTH  RESOURCE SCARCITY  Battery temperature optimization  Improved fuel economy  Specialty vehicle cooling systems  Construction equipment components  Components designed to lower vehicle emissions  Electrification and renewable energy  Last-mile delivery cooling  Construction and mining equipment cooling  Agriculture equipment cooling  Coated equipment life cycle extension

 Segment Objectives  Performance technologies  PERFORM AND DELIVER  De-emphasize non-profitable business or end-of-life technologies  Reallocate people and capital to high margin businesses – Advanced Solutions  Focus on Commercial Excellence to capture value  FOCUS THE ORGANIZATION  Use 80/20 as a strategic lens to reduce complexity and reallocate resources  Onboard new leadership team and build high performance culture  Segment the business to simplify operations and promote empowered employees  ACCELERATE PROFITABLE GROWTH  Step up technology staircase – emphasize systems and services  Promote geographic expansion – Advanced Solutions  Pursue acquisitions for businesses with favorable market trends

PERFORMANCE TECHNOLOGIES

Focus on Margin Improvement Through Segmented Strategies; Rationalize, Optimize, and Grow

Rationalize & Reallocate ~35%

- Mature products and technologies
- Profitability below target levels
- Key Actions:
  - Establish value-based pricing
  - Reduce cost structure
  - Rationalize product lines and plant operations
  - All new quotes limited by 80/20 filters


Rationalize & Reallocate
Grow
Air-Cooled Applications
Advanced Solutions
Liquid-Cooled Applications
Performance Technologies
Air-Cooled Applications
Liquid-Cooled Applications
Optimize & Transition

Grow ~10%

- Advanced Thermal System for EV and other alternative powertrains
- Anti-corrosive coatings for equipment and components

Optimize & Transition ~55%

- Differentiated products that have long life-cycle
- Product roadmaps show an evolution to EV
- Key Actions:
  - Establish value-based pricing
  - Launch plant optimization
  - Introduce quoting guidance
  - Focus on product roadmaps

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 Product Evolution  PERFORMANCE TECHNOLOGIES  ICE   Components  EV / Fuel Cell Systems  EGR Coolers  (Liquid)  Chillers  (Liquid)  Battery Cooling Plates  (Liquid)  Engine Oil Coolers  (Liquid)  Retarder Coolers  (Liquid)  Radiators  (Air)  Cooling Modules  (Systems)  Liquid Condenser  (Liquid)  AL-LC Coolers  (Liquid)  Liquid CACs  (Liquid)  Charge Air Coolers  (Air)  BTMS  (System)  ECP   (System)  Condenser  (Air)

 Air-Cooled Applications

 Overview  We design and manufacture world-class air-cooled technology for vehicular markets.   Given the demands of increasingly stringent government regulations and space limitations, we work with our customers to develop cost-effective, integrated solutions that increase fuel economy, lower emissions, and provide comfort cooling.   Performance technologies   Commercial  Vehicle  Off-Highway  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Radiators  Condensers  Modules  Air-cooled applications  Power Generation

 Liquid-Cooled Applications

 Overview  We design and manufacture world class liquid-cooled technology for vehicular markets.   Given the demands of increasingly stringent government regulations and space limitations we work with our customers to develop cost effective, integrated solutions that increase fuel economy, lower emissions, and support the transition to electrification.   Performance technologies   Commercial  Vehicle  Automotive  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Aluminum &   stainless-steel   oil coolers  Liquid-cooled  charge-air coolers  EGR Coolers  Liquid-cooled applications  Off-Highway

 ADVANCED SOLUTIONS

 Overview  We provide advanced thermal solutions to zero-emission and hybrid commercial vehicle and automotive customers designed to control the temperature of key components, ultimately improving battery range, safety and vehicle life.  Our coatings products and application services are designed to extend the life of equipment and components by preventing corrosion and protecting against foreign matter.  Performance technologies   Battery Chiller  Spray Coating- Licensee and DIY  ADVANCED SOLUTIONS  Bus & Specialty Vehicles  EV Automotive  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Advanced Thermal Systems and Components  Battery Thermal Management System  Electronics  Cooling Package  Coatings  E-Coat-Epoxyelectrodeposition service  TPC-Trichrome  passivation service

 Product Evolution  PERFORMANCE TECHNOLOGIES  ICE   Components  EV / Fuel Cell Systems  EGR Coolers  (Liquid)  Chillers  (Liquid)  Battery Cooling Plates  (Liquid)  Engine Oil Coolers  (Liquid)  Charge Air Coolers  (Air)  BTMS  (System)  ECP   (System)  Condenser  (Air)  ADVANCED SOLUTIONS  Retarder Coolers  (Liquid)  Radiators  (Air)  Cooling Modules  (Systems)  Liquid Condenser  (Liquid)  AL-LC Coolers  (Liquid)  Liquid CACs  (Liquid)

 Market Outlook  Growth Drivers  Government policies in North America, Europe and China are driving investments into Electric Vehicles, as well as infrastructure necessary for wide-scale adoption  Fixed route applications leading adoption to EV in North America – bus, truck, specialty vehicle and last mile  Targeted markets are projecting significant growth, as demand for EV continues to strengthen  Performance Technologies  Modine’s Market Position  Leveraging strong brand position in North America and Europe as the market evolves to EV  Ability to leverage our technologies into new zero-emission markets for on-highway, off-highway, air, marine, and rail  TAM  $4.5B  SAM  $2.0B  EV Thermal Systems and Components  5-Year CAGR 25-30%  TAM: Truck, bus and off highway volumes from PSR, 2021 estimates.    Last mile delivery and auto from LMC, 2021 estimates.  SAM: Thermal systems by chassis/vehicle type for bus, truck, last mile and automotive.  ADVANCED SOLUTIONS

 Strategic Priorities  New product development to provide critical thermal management in EVs for safety, range and life of asset  Step up technology staircase — emphasize systems and services  Protect long-term content by designing advanced thermal systems with proprietary smart electric products  Serve as a partner and subject matter expert in thermal management to support innovative start-ups who require specific engineering services  Utilize key account selling of engineering services, thermal systems and smart electric products to grow in attractive EV markets   Performance technologies  New Product Development  Engineering Services  Technology Staircase  Subject Matter Thermal Experts  Key Account Management  ADVANCED SOLUTIONS

 PERFORMANCE TECHNOLOGIESFINANCIALS

 Significant Improvement in Revenue Mix  Performance technologies  Advanced Solutions    CAGR of 30-35% reflects targeted   share growth in EV systems and    adjacencies  Liquid-Cooled Applications   have long-term market applications   in EV, will convert over time; liquid    cooling of large engines will have   a long conversion cycle  Air-Cooled Applications   revenue decline reflects rebalancing    and wind downs of low margin    programs under 80/20 disciplines  FY22  FY24  Air-Cooled  Applications  Liquid-Cooled  Applications  Advanced   Solutions  Air-Cooled  Applications  Liquid-Cooled  Applications  Advanced   Solutions  FY27  Air-Cooled  Applications  Liquid-Cooled  Applications  Advanced   Solutions  $1.2B  5-7% CAGR  0-3% CAGR  Acquisitions

PERFORMANCE TECHNOLOGIES

Revenue Growth from Market and Price Recovery


~3%
~2%
Pricing
Rationalize
~5%
Volume
$1.2B
CAGR: ~5%-7%
CAGR: ~0%-3%
Acquisitions
FY22
FY24
FY27

- **Short-term market growth** driven by market and value-based pricing, with above market growth in Advanced Solutions
- **Positive mix shift** as low-margin programs wind down
- **Potential acquisitions** around specific technologies to support and supplement growth in Advanced Solutions

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PERFORMANCE TECHNOLOGIES

Driving Substantial EBITDA Margin Expansion


14-16%
~400 bps
~100 bps
10-12%
~200 bps
Productivity
Pricing
~200 bps
Volume / Mix
6.2%
FY22
FY24
FY27

- **Margin improvement** through positive mix, strategic pricing, cost reduction initiatives and operational improvements expected to drive significantly higher margins over the next 24 months
- **Further margin growth** due to continued focus on higher margin business and wind down of low margin programs

FY2022 Adjusted EBITDA margin for the segment is an estimate. Recast segment financial information including adjusted EBITDA will be provided with Q1 FY2023 results. See appendix for Non-GAAP reconciliations.

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 Current State  FY 2022  Phase 1   FY 2024  Phase 2  FY 2027  Financial Summary  Performance Technologies   Revenue  EBITDA   Margin   CapEx %  of Sales  $1.2 billion  6.2%  2.5%  5 - 7% CAGR  10 - 12%  2.0 - 2.5%  0 - 3% CAGR  14 - 16%  1.5 - 2.0%  Revenue Growth Driven by:  Accelerated growth in Advanced Solutions  Largely offset by optimization of liquid-cooled and air-cooled applications businesses  EBITDA and cash flow growth driven by:  Pricing and SG&A initiatives  Operational excellence  Positive sales mix  See appendix for Non-GAAP reconciliations.

 Key Takeaways   Performance technologies   Build high-performance culture   Drive aggressive revenue growth in Advanced Solutions   Simplify product portfolio utilizing 80/20   Innovate to step up technology staircase

 Climate SOLUTIONS  ERIC mCGINNIS

 CLIMATE SOLUTIONS  Heat Transfer  Products  HVAC &   Refrigeration  Data  Centers  Heat exchangers for a wide variety of applications, including heating, ventilation, air conditioning and refrigeration  Heating, ventilation, air conditioning, and refrigeration products for commercial and select residential applications  Sustainable cooling solutions for the data center market, including complete system design, controls, maintenance, and monitoring  We are Climate Solutions. We provide energy-efficient, safe, climate-controlled solutions and components for a wide range of critical applications.   Revenue percentages are estimates.   Recast segment information will be provided with Q1 FY2023 results.  Climate solutions

 Growth Drivers  RESOURCE  SCARCITY  ENERGY   EFFICIENCY  GLOBAL  HEALTH  CLIMATE   CHANGE  CLOUD   TECHNOLOGY  Indoor Growing  Food Chain Refrigeration  High-Efficiency   Unit Heaters  Free Cooling Chillers & Coolers  Indoor Air Quality in Schools  Hospital & Pharma Air Handling Units  Leveraging Low-GWP Refrigerants  Environmentally-Friendly Chillers for Data Centers  Data Center Cooling Solutions  IoT Ready Control Systems  Climate solutions

 Segment Objectives  Climate solutions  PERFORM AND DELIVER  Promote businesses with favorable market trends – HVAC&R and Data Centers – reallocate people and capital to these businesses  Identify and pursue raving fan customers that appreciate our value  FOCUS THE ORGANIZATION  Use 80/20 as a strategic lens to drive profitable growth  Onboard new leadership team and build high-performance culture  Segment the business to provide clear focus and foster empowered employees  ACCELERATE PROFITABLE GROWTH  Provide full solutions to key customers  Promote geographic expansion by bringing existing solutions to new markets  Pursue targeted M&A and leverage synergies

 Heat Transfer Products

 Overview  Climate solutions  Heat Transfer Products  We design, manufacture, and test heat transfer products for a variety of applications and markets. Our products promote the use of sustainable refrigerants, allowing us to partner with our customers to engineer a cleaner, healthier world.  Commercial  & Residential HVAC  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Refrigeration  Heat Transfer Coils  Pool Heaters

 Market Outlook  Climate solutions  Heat Transfer Products  Growth Drivers  Expect global GDP growth in commercial and residential HVAC markets  European and North American residential heat pump markets expected to grow >10%  Demand for low-GWP refrigeration systems supported by European regulations  Modine’s Market Position  Global leader in independent coil manufacturing market with ~30% market share  Strong brand recognition and broad product offering  TAM  $5.2B  SAM  $1.7B  Heat Transfer Products  5-Year CAGR 5%  TAM: Global heat exchanger market as defined by Market & Markets in 2020  SAM: Heat exchangers in applicable end markets, excluding automotive component market

 Strategic Priorities  Climate solutions  Deploy 80/20 to simplify product offering, reduce operational complexity and drive focus  Appropriately align organization and footprint to increase execution, ownership and value capture  Deploy commercial strategies to improve product mix and improve profitability  Embed 80/20 and Continuous Improvement mindset throughout the organization  80/20   Mindset  Commercial Excellence  Heat Transfer Products  Simplification  Organizational Alignment  Continuous Improvement

 HVAC and Refrigeration

 Overview  Climate solutions  We provide heaters, ventilation, and cooling products to the North American residential & commercial HVAC market and refrigeration and industrial cooling solutions in North America, Europe, and Asia.  Heating  Refrigeration  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Heating, Cooling & IAQ  Commercial & Residential   Unit Heaters  Vertical & Horizontal Unit Ventilators  Refrigeration Coolers  CO2 Unit Coolers  Air-Cooled Condensers  Indoor Air Quality  Air Conditioning Chillers   Dry Coolers  HVAC & Refrigeration

 Market Outlook  Climate solutions  HVAC & Refrigeration  Growth Drivers  Resource scarcity creating demand for greenhouse, vertical farming, and food chain refrigeration  Regulations and customer demand driving sustainable and low-GWP impact solutions  COVID-related government funding to drive demand for indoor air quality, especially in schools  Modine’s Market Position  Market leader in niche end markets  Strong brand recognition, established sales channels, and expansive product offering  Premier after-sale support team  TAM  $10B  HVAC & Refrigeration  5-Year CAGR 6%  TAM: EMEA & NA HVAC&R commercial system via AHRI, Eurovent, and Markets & Markets    estimates in 2022  SAM: EMEA & HA HVAC&R commercial system market segments specific to current product   & technology portfolio  SAM  $1.8B

 Strategic Priorities  Climate solutions  Deploy 80/20 to reduce complexity and increase focus  Drive growth where we have a competitive advantage  Develop and launch next generation products supporting mega trends  Pursue targeted M&A focused on geographic expansion  80/20   Mindset  Commercial & Operational Excellence  Product Development  Market   Leadership  TargetedM&A  HVAC & Refrigeration

 Data Centers

 Overview  Climate solutions  We provide sustainable cooling solutions for the growing Data Center market. Although our historical market focus has been in the UK, we are expanding into the Western European and US markets leveraging Modine’s existing manufacturing footprint.   Hyperscale DC  Telecom  KEY END MARKETS  BRANDS  PRODUCTS & SOLUTIONS  Air-Cooled & Liquid-Cooled Chillers  Computer Room   Air Conditioners  Colocation   DC  Fan Walls  Data centers  ACIS Building Management Product / System Controls Cloud Services

CLIMATE SOLUTIONS DATA CENTERS

Market Outlook

Growth Drivers

- Exponential demand for cloud technology drives increased data center cooling demand
- Desire to reduce data center operating costs fuels demand for energy-efficient technologies
- Hyperscale & colocation data center operators focused on low-GWP refrigerants to reduce global warming impact

Modine's Market Position

- Number one data center HVAC service organization in the UK with aggressive plans for expansion in Europe and North America
- Expansive product offering including established and expanding cooling controls software products
- Leaders in applying free-cooling technology to save energy and water

Data Centers


TAM
$11.4B
SAM
$2.6B

5-Year CAGR 10%

TAM: *Global data center cooling market estimated via CBRE, KnightFrank, and Markets & Markets estimates in 2022*

SAM: *Global data center cooling market for chillers, cooling units, rack cooling, and controls*

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 Strategic Priorities  Climate solutions  Deploy 80/20 to reduce complexity in product development and manufacturing  Utilize 80/20 to drive growth by gaining share of wallet with key customers  Drive robust pricing and profitable commercial agreements  Promote geographic expansion to new markets  Pursue M&A opportunities to better serve global customers over the next 5 years  80/20   Mindset  Commercial Excellence  Increase Share of Wallet  Geographic   Expansion  TargetedM&A  Data centers

 Climate SOLUTIONSFINANCIALS

CLIMATE SOLUTIONS

Strong Organic Growth Plus Potential for M&A


$0.9B
6-8% CAGR
15-20% CAGR
Acquisitions
HVAC&R
Heat Transfer Products
Data Centers
HVAC&R
Heat Transfer Products
Data Centers
HVAC&R
Heat Transfer Products
Data Centers
FY22
FY24
FY27

80/20 operating model expected to drive growth in higher-margin programs while improving profitability in HTP

- **HVAC&R**
  5-year CAGR of 12% reflects vertical-driven focus on organic growth
- **Heat Transfer Products**
  5-year CAGR of 1% reflects our re-balancing of customer programs under 80/20 disciplines
- **Data Centers**
  5-year CAGR of 20% enabled by North America Expansion
- **Acquisitions**
  Acquisitions will be targeted in HVAC&R and Data Center markets

66

CLIMATE SOLUTIONS

Focused on Share Gains in High Growth Markets


Acquisitions
CAGR: ~15%-20%
~4%
~2%
Pricing
Rationalize
~5%
Volume
$0.9B
CAGR: ~6%-8%
FY22
FY24
FY27

- **Volume growth** driven by pursuit of HVAC&R and Data Centers business
- **Pricing** includes pass-through of commodity inflation as well as targeted increases under 80/20 disciplines
- **Rationalize** reflects our managed reduction of Heat Transfer Product programs
- **Targeted acquisition** in HVAC&R and Data Centers will raise CAGR above 10% in years 3 to 5

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CLIMATE SOLUTIONS

Driving Substantial EBITDA Margin Expansion


15-17%
~200 bps
~50 bps
Productivity
13-15%
~150 bps
Pricing
~100 bps
Volume / Mix
10.9%
FY22
FY24
FY27

- **Volume/Mix** reflects strong HVAC&R and Data Centers growth partially offset by program exits
- **Pricing** gains driven by targeted program increases under 80/20 disciplines
- **Productivity** is partially offset by inflation and investments in SG&A to support future growth
- Margin improvement beyond FY2024 driven by revenue growth and favorable mix

FY2022 Adjusted EBITDA margin for the segment is an estimate. Recast segment financial information including adjusted EBITDA will be provided with Q1 FY2023 results. See appendix for Non-GAAP reconciliations.

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 Current State  FY 2022  Phase 1   FY 2024  Phase 2  FY 2027  Financial Summary  Climate solutions  Revenue  EBITDA   Margin  CapEx %  of Sales  $0.9 billion  10.9%  1.1%  6 - 8% CAGR  13 - 15%  2.5 - 3.0%   15 - 20% CAGR  15 - 17%  2.5 - 3.0%  EBITDA and cash flow growth driven by:  Positive sales mix  Pricing and SG&A initiatives  Operational excellence  Revenue growth driven by:  Strong volume in HVAC and data center markets  Geographic expansion of data center products to the US  See appendix for Non-GAAP reconciliations.

 Key Takeaways  Climate solutions  Focus on existing products and markets with a proven market position and right to win  Systems over components  Leverage global footprint and channels  New product development  Pursue inorganic opportunities in select markets    Use 80/20 as a strategic lens to promote profitable growth    Resource and grow businesses with favorable market trends   Promote geographic expansion to bring solutions to new markets   Supplement organic growth with targeted M&A

 mick Lucarelichief financial officer  Financial review

 Modine Revenue Breakdown  FINANCIAL REVIEW  FY2022 Sales  $2.1 Billion  Revenue percentages are estimates.   Recast segment information will be provided with Q1 FY2023 results.

 FINANCIAL REVIEW  Financial Transformation  Expand Margin Profile and Build Growth Engine  The first 24 months are focused on key 80/20 elements  Simplification  Treating businesses differently  Reallocating people and capital  Margin improvement over top-line growth  Target 10-12% EBITDA margin within the next 24 months  Move towards median diversified industrial performance  Exceed Modine’s historical high-water mark  Results in a much stronger financial profile; higher margins, cash flow, and enterprise value  New financial profile provides additional flexibility for potential acquisitions and divestitures

 FINANCIAL REVIEW  Financial Objectives  Revenue: $2.1B  EBITDA Margin: 7.7%  Revenue: 6-8% CAGR  EBITDA Margin: 10-12%  Revenue: 8-10% CAGR  EBITDA Margin: 13-15%  FY2022  FY2023-24  FY2025-27  Focused on a two-phased financial plan, with targets tied to specific strategies  See appendix for Non-GAAP reconciliations.

FINANCIAL REVIEW

Revenue Projections – Growth Drivers & Improving Mix


$2.1B
Performance Technologies
Climate Solutions
~5%
Volume
~4%
Pricing
~2%
Rationalize
CAGR: ~6%-8%
Performance Technologies
Climate Solutions
CAGR: ~8%-10%
Acquisitions
Performance Technologies
Climate Solutions
FY22
FY24
FY27

- CAGR of 6-8% over the next two years, driven by market recovery (~5%) and pricing (~4%)
- Material cost recovery will represent a significant portion of the overall price increase
- Between FY24-27, Performance Technologies will be focused on margin/mix, while Climate Solutions grows
- Future state revenue profile is optimized to have a better mix of higher-margin business
- Organic growth supplemented with $400-600 million of acquisitions to support the transformation, including $100 million within the next 24 months

75

 EBITDA Projections — Growth and Margin Improvement  Financial Review  FCF: ~6-7%  ~200-400 basis point improvement over the next 24 months driven by volume, product rationalization, and improved pricing  Further margin improvement beyond FY2024 achieved by leveraging higher sales volume and favorable mix in targeted growth businesses  Volume / Mix  7.8%  FY22  FY24  FY27  ~200-300 bps  ~150 bps  ~150 bps  ~50 bps  7.7%  10-12%  13-15%  Volume / Mix  Pricing  Productivity  See appendix for Non-GAAP reconciliations.

 Mandatory and Optional Debt Repayment  Financial Review  Reallocate capital to growth businesses  Target capital spending at ~3% of sales  Capital Spending  Strategic Acquisitions  Share Repurchase  Restructuring  ~$20-30M cash spend in each of next 2 years  ~$10-15M cash spend annually in years 3 through 5  Fully fund through operating cash flow, lower capital spending, cost reductions, and improved pricing  Manageable mandatory debt repayments  Plenty of debt capacity and covenant flexibility to execute on strategic M&A transactions  Implementing anti-dilutive share repurchase plan  Will evaluate additional repurchases based on cash flow, economic climate, and competing cash needs   Disciplined Capital Allocation  Prioritization

FINANCIAL REVIEW

Improving Free Cash Flow as a % of Sales


2.5%
~3-5%
~6-8%
FY21 & 22 Average
FY24
FY27

FY23-24 Drivers

- Operating cash flow margin: 5-7%
- Capital spending: ~3% of sales
- Anticipate cash restructuring: ~$20-$30M per year

FY25-27 Drivers

- Operating cash flow margin: 8–10%
- Capex spending: ~3% of sales
- Anticipate cash restructuring: ~$10-15M per year

- Restructuring cash required to complete rationalization of targeted portions of the Performance Technologies segment
- Capital spending remains below historical levels, with an emphasis on Climate Solutions and Advanced Solutions
- Strong cash flow and the positive impact on net debt, provides significant capacity for acquisitions

See appendix for Non-GAAP reconciliations.

78

Cash Flow Return on Invested Capital  Financial review  CFROIC:   ~10%  CFROIC:   11-13%  CFROIC:   13-15%  Anticipated CFROIC improvement driven by increases in profit margins, combined with stable capital spending  FY24  FY27  FY21 & 22 Average  See appendix for Non-GAAP reconciliations.

 Stable Balance Sheet to Support Future Acquisitions  Financial Review  Target Leverage ratio — 1.5x-2.5x, covenant of 3.25  Adequate liquidity to support investments in future growth and M&A  Significant borrowing capacity; > $800M-$1B  Manageable mandatory debt repayments — plan to refinance bank debt to FY28 maturity later this year  Strong and supportive bank group  Mandatory Debt Repayments  Leverage 2.3  Leverage 1.5  $173M  $333M

 Financial Review  Strategic Acquisitions  Today  FY2023-24  FY2025-27  Build Acquisition Pipeline  Bolt-On Targets   (Revenue: $25-100M)  Transformational Targets   (Revenue: $300-500M)  PERFORMANCE TECHNOLOGIES  CLIMATE SOLUTIONS  Ideal Targets   Financial Discipline  Expand product portfolio   Broaden systems and service solutions in growth verticals  Reach new geographies  Key target areas:  Heating  IAQ  Data Centers  EV systems  Short-term focus on bolt-on targets  Longer-term focus on transformation targets  Target inorganic growth of $400-$600M over next 5 years  Free cash flow should provide debt capacity to fund larger transactions  Covenants provide flexibility- would plan to rapidly reduce debt back to responsible leverage range  Utilize 80/20 to drive synergies and extract value

 Current State  FY 2022  Phase 1   FY 2024  Phase 2  FY 2027  Financial Summary  Financial Review  80/20 mindset underlying all key decisions  Revenue growth  Phase 1: driven by market growth and pricing actions  Phase 2: driven by organic and inorganic growth   Significant margin expansion  Phase 1: 200-400 bps from volume, pricing and operational improvements  Phase 2: incremental 200-300 bps from stronger mix and continued growth in targeted markets  Targeting improved free cash flow at 5 - 7% of sales over the next five years   Higher operating margins and cash flow  Reallocating capex- target ~3% of sales  Revenue  EBITDA  Margin  FCF %  of Sales  $2.1 billion  7.7%  2.5%  6 - 8% CAGR  10 - 12%  3 - 5%  8 - 10% CAGR  13 - 15%  6 - 8%  Improved financial profile will result in a higher CFROIC, targeting 13 - 15% within five years   FY2022 FCF % of sales is an average of FY2021 and FY2022. See appendix for Non-GAAP reconciliations.

 Financial Review  Financial Objectives  Revenue: $2.1B  EBITDA Margin: 7.7%  Revenue: 6-8% CAGR  EBITDA Margin: 10-12%  FY2022  FY2023-24  FY2025-27  The two-stage plan aligns with the overall strategy and transformation:  Significant margin improvement in the next 24 months (FY23 and FY24)  Reallocation of resources and capital which will lead to higher revenue growth   Profitability, cash flow, and valuation to support acquisitions  Revenue: 8-10% CAGR  EBITDA Margin: 13-15%  See appendix for Non-GAAP reconciliations.

 CLOSINGNeil brinkerchief executive officer

 Strategy to Unlock Value   Closing  PERFORM  and Deliver  FOCUS THE ORGANIZATION  Make 80/20 a core part of our DNA  Build a high-performance organization  Simplify and segment the business  PERFORM AND DELIVER  Launch the Modine Business Cycle  Maximize share of target markets  Simplify and improve operating margins  ACCELERATE PROFITABLE GROWTH  Shift to systems solutions versus components  Promote geographic expansion  Pursue opportunistic M&A  Expand Margin Profile and Build Growth Engine

 Introduction  CloSING

 Q & A  Neil Brinker  President & CEO  Mick Lucareli  EVP & CFO  Eric McGinnis  President- Climate Solutions  Adrian I. Peace  President- Performance Technologies

 88  Appendix

 Non-GAAP Reconciliations  APPENDIX  * See next slide for footnotes regarding these adjustments

 Non-GAAP Reconciliations  APPENDIX

 Non-GAAP Reconciliations  APPENDIX

 Non-GAAP Reconciliations  appendix

 Non-GAAP Reconciliations  APPENDIX  Forward-looking non-GAAP financial measures  This presentation includes forward-looking projections of non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA margin, free cash flow and free cash flow as a percentage of sales, cash flow return on invested capital and net debt. The projections are based on management’s expectations of future financial results. For example, adjusted EBITDA includes expectations for interest expense, a provision for income taxes, depreciation and amortization expense. Adjusted EBITDA also excludes certain cash and non-cash expenses or gains. These expenses and gains may be significant and include items such as restructuring expenses (including severance costs and plant consolidation and relocation expenses), impairment charges and certain other items. Estimates of these expenses and gains are not available due to the low visibility and unpredictability of these items.